EXHIBIT 99.7

                                                        MONTHLY OPERATING REPORT

--------------------------------------
CASE NAME: LONGHORN SOLUTIONS, INC.                     ACCRUAL BASIS
--------------------------------------
CASE NUMBER: 400-42147-BJH-11                           02/13/95, RWD, 2/96
--------------------------------------
JUDGE: BARBARA J. HOUSER
--------------------------------------

                         UNITED STATES BANKRUPTCY COURT

                           NORTHERN DISTRICT OF TEXAS

                                 SIXTH DIVISION

                            MONTHLY OPERATING REPORT

                         MONTH ENDING: DECEMBER 31, 2000


IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.


RESPONSIBLE PARTY:

/s/ DREW KEITH                                      Chief Financial Officer
---------------------------------------       ----------------------------------
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY                     TITLE

Drew Keith                                                  1/22/01
---------------------------------------       ----------------------------------
PRINTED NAME OF RESPONSIBLE PARTY                            DATE

PREPARER:

/s/ JESSICA L. WILSON                               Chief Accounting Officer
---------------------------------------       ----------------------------------
ORIGINAL SIGNATURE OF PREPARER                              TITLE

Jessica L. Wilson                                           1/22/01
---------------------------------------       ----------------------------------
PRINTED NAME OF PREPARER                                     DATE

                                                        MONTHLY OPERATING REPORT

-------------------------------------
CASE NAME: LONGHORN SOLUTIONS, INC.                     ACCRUAL BASIS-1
-------------------------------------
CASE NUMBER: 400-42147-BJH-11                           02/13/95, RWD, 2/96
-------------------------------------

-------------------------------------
COMPARATIVE BALANCE SHEET
------------------------------------------------------------------------------------------------------------------
                                                                   MONTH              MONTH              MONTH
                                               SCHEDULE      -----------------------------------------------------
ASSETS                                          AMOUNT          October 2000      November 2000      December 2000
------------------------------------------------------------------------------------------------------------------
1.     UNRESTRICTED CASH                           $3,646             $5,471                 $0                $0
------------------------------------------------------------------------------------------------------------------
2.     RESTRICTED CASH                                                    $0                 $0                $0
------------------------------------------------------------------------------------------------------------------
3.     TOTAL CASH                                  $3,646             $5,471                 $0                $0
------------------------------------------------------------------------------------------------------------------
4.     ACCOUNTS RECEIVABLE (NET)                  $76,002             $7,175             $6,995            $3,601
------------------------------------------------------------------------------------------------------------------
5.     INVENTORY                                                          $0                 $0                $0
------------------------------------------------------------------------------------------------------------------
6.     NOTES RECEIVABLE                                                   $0                 $0                $0
------------------------------------------------------------------------------------------------------------------
7.     PREPAID EXPENSES                                                   $0                 $0                $0
------------------------------------------------------------------------------------------------------------------
8.     OTHER (ATTACH LIST)                       $375,137           $655,823           $655,072          $756,038
------------------------------------------------------------------------------------------------------------------
9.     TOTAL CURRENT ASSETS                      $454,785           $668,469           $662,067          $759,639
------------------------------------------------------------------------------------------------------------------
10.    PROPERTY, PLANT & EQUIPMENT               $120,412           $162,895           $162,895                $0
------------------------------------------------------------------------------------------------------------------
11.    LESS: ACCUMULATED
       DEPRECIATION / DEPLETION                                      $65,573            $65,573                $0
------------------------------------------------------------------------------------------------------------------
12.    NET PROPERTY, PLANT &
       EQUIPMENT                                 $120,412            $97,322            $97,322                $0
------------------------------------------------------------------------------------------------------------------
13.    DUE FROM INSIDERS                                                  $0                 $0                $0
------------------------------------------------------------------------------------------------------------------
14.    OTHER ASSETS - NET OF
       AMORTIZATION (ATTACH LIST)              $2,892,844         $2,723,098         $2,723,098        $2,723,098
------------------------------------------------------------------------------------------------------------------
15.    OTHER (ATTACH LIST)                                                $0                 $0                $0
------------------------------------------------------------------------------------------------------------------
16.    TOTAL ASSETS                            $3,468,041         $3,488,889         $3,482,487        $3,482,737
------------------------------------------------------------------------------------------------------------------
POSTPETITION LIABILITIES
------------------------------------------------------------------------------------------------------------------
17.    ACCOUNTS PAYABLE                                                   $0                 $0              $250
------------------------------------------------------------------------------------------------------------------
18.    TAXES PAYABLE                                                    $238              ($164)            ($164)
------------------------------------------------------------------------------------------------------------------
19.    NOTES PAYABLE                                                      $0                 $0                $0
------------------------------------------------------------------------------------------------------------------
20.    PROFESSIONAL FEES                                                  $0                 $0                $0
------------------------------------------------------------------------------------------------------------------
21.    SECURED DEBT                                                       $0                 $0                $0
------------------------------------------------------------------------------------------------------------------
22.    OTHER (ATTACH LIST)                                                $0                 $0                $0
------------------------------------------------------------------------------------------------------------------
23.    TOTAL POSTPETITION
       LIABILITIES                                                      $238              ($164)              $86
------------------------------------------------------------------------------------------------------------------
PREPETITION LIABILITIES
------------------------------------------------------------------------------------------------------------------
24.    SECURED DEBT                                                       $0                 $0                $0
------------------------------------------------------------------------------------------------------------------
25.    PRIORITY DEBT                              $73,455                 $0                 $0                $0
------------------------------------------------------------------------------------------------------------------
26.    UNSECURED DEBT                             $68,502            $62,673            $62,673           $62,673
------------------------------------------------------------------------------------------------------------------
27.    OTHER (ATTACH LIST)                                        $1,231,717         $1,225,717        $1,225,717
------------------------------------------------------------------------------------------------------------------
28.    TOTAL PREPETITION LIABILITIES             $141,957         $1,294,390         $1,288,390        $1,288,390
------------------------------------------------------------------------------------------------------------------
29.    TOTAL LIABILITIES                         $141,957         $1,294,628         $1,288,226        $1,288,476
------------------------------------------------------------------------------------------------------------------
EQUITY
------------------------------------------------------------------------------------------------------------------
30.    PREPETITION OWNERS' EQUITY                                 $2,194,261         $2,194,261        $2,194,261
------------------------------------------------------------------------------------------------------------------
31.    POSTPETITION CUMULATIVE
       PROFIT OR (LOSS)                                                   $0                 $0
------------------------------------------------------------------------------------------------------------------
32.    DIRECT CHARGES TO EQUITY
       (ATTACH EXPLANATION)
------------------------------------------------------------------------------------------------------------------
33.    TOTAL EQUITY                                    $0         $2,194,261         $2,194,261        $2,194,261
------------------------------------------------------------------------------------------------------------------
34.    TOTAL LIABILITIES &
       OWNERS' EQUITY                            $141,957         $3,488,889         $3,482,487        $3,482,737
------------------------------------------------------------------------------------------------------------------

                                                        MONTHLY OPERATING REPORT

---------------------------------------
CASE NAME: LONGHORN SOLUTIONS, INC.                     ACCRUAL BASIS-2
---------------------------------------

---------------------------------------
CASE NUMBER: 400-42147-BJH-11                           02/13/95, RWD, 2/96
---------------------------------------

---------------------------------------
INCOME STATEMENT
------------------------------------------------------------------------------------------------------
                                                  MONTH          MONTH           MONTH
                                             ----------------------------------------------   QUARTER
REVENUES                                       October 2000  November 2000   December 2000      TOTAL
------------------------------------------------------------------------------------------------------
1.    GROSS REVENUES                                 $0         $6,000              $0         $6,000
------------------------------------------------------------------------------------------------------
2.    LESS: RETURNS & DISCOUNTS                      $0             $0              $0             $0
------------------------------------------------------------------------------------------------------
3.    NET REVENUE                                    $0         $6,000              $0         $6,000
------------------------------------------------------------------------------------------------------
COST OF GOODS SOLD
------------------------------------------------------------------------------------------------------
4.    MATERIAL                                       $0             $0              $0             $0
------------------------------------------------------------------------------------------------------
5.    DIRECT LABOR                                   $0             $0              $0             $0
------------------------------------------------------------------------------------------------------
6.    DIRECT OVERHEAD                                $0             $0              $0             $0
------------------------------------------------------------------------------------------------------
7.    TOTAL COST OF GOODS SOLD                       $0             $0              $0             $0
------------------------------------------------------------------------------------------------------
8.    GROSS PROFIT                                   $0         $6,000              $0         $6,000
------------------------------------------------------------------------------------------------------
OPERATING EXPENSES
------------------------------------------------------------------------------------------------------
9.    OFFICER/INSIDER COMPENSATION               $6,250             $0              $0         $6,250
------------------------------------------------------------------------------------------------------
10.   SELLING & MARKETING                            $0             $0              $0             $0
------------------------------------------------------------------------------------------------------
11.   GENERAL & ADMINISTRATIVE                 ($41,350)        $6,000              $0       ($35,350)
------------------------------------------------------------------------------------------------------
12.   RENT & LEASE                               $3,066             $0              $0         $3,066
------------------------------------------------------------------------------------------------------
13.   OTHER (ATTACH LIST)                            $0             $0              $0             $0
------------------------------------------------------------------------------------------------------
14.   TOTAL OPERATING EXPENSES                 ($32,034)        $6,000              $0       ($26,034)
------------------------------------------------------------------------------------------------------
15.   INCOME BEFORE NON-OPERATING
      INCOME & EXPENSE                          $32,034             $0              $0        $32,034
------------------------------------------------------------------------------------------------------
OTHER INCOME & EXPENSES
------------------------------------------------------------------------------------------------------
16.   NON-OPERATING INCOME (ATT. LIST)               $0             $0              $0             $0
------------------------------------------------------------------------------------------------------
17.   NON-OPERATING EXPENSE (ATT. LIST)              $0             $0         $50,322        $50,322
------------------------------------------------------------------------------------------------------
18.   INTEREST EXPENSE                               $0             $0              $0             $0
------------------------------------------------------------------------------------------------------
19.   DEPRECIATION / DEPLETION                   $3,743             $0              $0         $3,743
------------------------------------------------------------------------------------------------------
20.   AMORTIZATION                              $28,291             $0              $0        $28,291
------------------------------------------------------------------------------------------------------
21.   OTHER (ATTACH LIST)                            $0             $0        ($50,572)      ($50,572)
------------------------------------------------------------------------------------------------------
22.   NET OTHER INCOME & EXPENSES               $32,034             $0           ($250)       $31,784
------------------------------------------------------------------------------------------------------
REORGANIZATION EXPENSES
------------------------------------------------------------------------------------------------------
23.   PROFESSIONAL FEES                              $0             $0              $0             $0
------------------------------------------------------------------------------------------------------
24.   U.S. TRUSTEE FEES                              $0             $0            $250           $250
------------------------------------------------------------------------------------------------------
25.   OTHER (ATTACH LIST)                            $0             $0              $0             $0
------------------------------------------------------------------------------------------------------
26.   TOTAL REORGANIZATION EXPENSES                  $0             $0            $250           $250
------------------------------------------------------------------------------------------------------
27.   INCOME TAX                                     $0             $0              $0             $0
------------------------------------------------------------------------------------------------------
28.   NET PROFIT (LOSS)                              $0             $0              $0             $0
------------------------------------------------------------------------------------------------------

                                                        MONTHLY OPERATING REPORT

-------------------------------------
CASE NAME: LONGHORN SOLUTIONS, INC.                     ACCRUAL BASIS-3
-------------------------------------

-------------------------------------
CASE NUMBER: 400-42147-BJH-11                           02/13/95, RWD, 2/96
-------------------------------------

----------------------------------------------------------------------------------------------------------
                                                 MONTH            MONTH           MONTH
CASH RECEIPTS AND                           --------------------------------------------------    QUARTER
DISBURSEMENTS                                 October 2000    November 2000   December 2000        TOTAL
----------------------------------------------------------------------------------------------------------
1.    CASH - BEGINNING OF MONTH                   $1,270          $5,471               $0          $1,270
----------------------------------------------------------------------------------------------------------
RECEIPTS FROM OPERATIONS
----------------------------------------------------------------------------------------------------------
2.    CASH SALES                                      $0              $0               $0              $0
----------------------------------------------------------------------------------------------------------
COLLECTION OF ACCOUNTS RECEIVABLE
----------------------------------------------------------------------------------------------------------
3.    PREPETITION                                     $0              $0               $0              $0
----------------------------------------------------------------------------------------------------------
4.    POSTPETITION                                $5,621              $0               $0          $5,621
----------------------------------------------------------------------------------------------------------
5.    TOTAL OPERATING RECEIPTS                    $5,621              $0               $0          $5,621
----------------------------------------------------------------------------------------------------------
NON - OPERATING RECEIPTS
----------------------------------------------------------------------------------------------------------
6.    LOANS & ADVANCES (ATTACH LIST)                  $0              $0               $0              $0
----------------------------------------------------------------------------------------------------------
7.    SALE OF ASSETS                                  $0              $0               $0              $0
----------------------------------------------------------------------------------------------------------
8.    OTHER (ATTACH LIST)                         $3,484         ($5,471)              $0         ($1,987)
----------------------------------------------------------------------------------------------------------
9.    TOTAL NON-OPERATING RECEIPTS                $3,484         ($5,471)              $0         ($1,987)
----------------------------------------------------------------------------------------------------------
10.   TOTAL RECEIPTS                              $9,105         ($5,471)              $0          $3,634
----------------------------------------------------------------------------------------------------------
11.   TOTAL CASH AVAILABLE                       $10,375              $0               $0          $4,904
----------------------------------------------------------------------------------------------------------
OPERATING DISBURSEMENTS
----------------------------------------------------------------------------------------------------------
12.   NET PAYROLL                                     $0              $0               $0              $0
----------------------------------------------------------------------------------------------------------
13.   PAYROLL TAXES PAID                              $0              $0               $0              $0
----------------------------------------------------------------------------------------------------------
14.   SALES, USE & OTHER TAXES PAID                   $0              $0               $0              $0
----------------------------------------------------------------------------------------------------------
15.   SECURED/RENTAL/LEASES                           $0              $0               $0              $0
----------------------------------------------------------------------------------------------------------
16.   UTILITIES                                     $248              $0               $0            $248
----------------------------------------------------------------------------------------------------------
17.   INSURANCE                                       $0              $0               $0              $0
----------------------------------------------------------------------------------------------------------
18.   INVENTORY PURCHASES                             $0              $0               $0              $0
----------------------------------------------------------------------------------------------------------
19.   VEHICLE EXPENSES                                $0              $0               $0              $0
----------------------------------------------------------------------------------------------------------
20.   TRAVEL                                          $0              $0               $0              $0
----------------------------------------------------------------------------------------------------------
21.   ENTERTAINMENT                                   $0              $0               $0              $0
----------------------------------------------------------------------------------------------------------
22.   REPAIRS & MAINTENANCE                           $0              $0               $0              $0
----------------------------------------------------------------------------------------------------------
23.   SUPPLIES                                      $199              $0               $0            $199
----------------------------------------------------------------------------------------------------------
24.   ADVERTISING                                     $0              $0               $0              $0
----------------------------------------------------------------------------------------------------------
25.   OTHER (ATTACH LIST)                         $3,957              $0               $0          $3,957
----------------------------------------------------------------------------------------------------------
26.   TOTAL OPERATING DISBURSEMENTS               $4,404              $0               $0          $4,404
----------------------------------------------------------------------------------------------------------
REORGANIZATION EXPENSES
----------------------------------------------------------------------------------------------------------
27.   PROFESSIONAL FEES                               $0              $0               $0              $0
----------------------------------------------------------------------------------------------------------
28.   U.S. TRUSTEE FEES                             $500              $0               $0            $500
----------------------------------------------------------------------------------------------------------
29.   OTHER (ATTACH LIST)                             $0              $0               $0              $0
----------------------------------------------------------------------------------------------------------
30.   TOTAL REORGANIZATION EXPENSES                 $500              $0               $0            $500
----------------------------------------------------------------------------------------------------------
31.   TOTAL DISBURSEMENTS                         $4,904              $0               $0          $4,904
----------------------------------------------------------------------------------------------------------
32.   NET CASH FLOW                               $4,201         ($5,471)              $0         ($1,270)
----------------------------------------------------------------------------------------------------------
33.   CASH - END OF MONTH                         $5,471              $0               $0              $0
----------------------------------------------------------------------------------------------------------

                                                        MONTHLY OPERATING REPORT

------------------------------------
CASE NAME: LONGHORN SOLUTIONS, INC.                     ACCRUAL BASIS-4
------------------------------------
CASE NUMBER: 400-42147-BJH-11                           02/13/95, RWD, 2/96
------------------------------------


------------------------------------------------------------------------------------------------------------------
                                                                       MONTH           MONTH            MONTH
                                                      SCHEDULE     -----------------------------------------------
ACCOUNTS RECEIVABLE AGING                              AMOUNT       October 2000    November 2000    December 2000
------------------------------------------------------------------------------------------------------------------
1.     0-30                                                               $4,381               $0              $0
------------------------------------------------------------------------------------------------------------------
2.     31-60                                                              $3,556           $3,396              $0
------------------------------------------------------------------------------------------------------------------
3.     61-90                                                                  $0           $3,556              $0
------------------------------------------------------------------------------------------------------------------
4.     91+                                                                  $819           $1,624          $5,182
------------------------------------------------------------------------------------------------------------------
5.     TOTAL ACCOUNTS RECEIVABLE                              $0          $8,756           $8,576          $5,182
------------------------------------------------------------------------------------------------------------------
6.     AMOUNT CONSIDERED UNCOLLECTIBLE                                    $1,581           $1,581          $1,581
------------------------------------------------------------------------------------------------------------------
7.     ACCOUNTS RECEIVABLE (NET)                              $0          $7,175           $6,995          $3,601
------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------
AGING OF POSTPETITION TAXES AND PAYABLES                                  MONTH:  December 2000
                                                                                 ---------------------------------
------------------------------------------------------------------------------------------------------------------
                                          0-30            31-60            61-90            91+
TAXES PAYABLE                             DAYS             DAYS            DAYS             DAYS            TOTAL
------------------------------------------------------------------------------------------------------------------
1.     FEDERAL                               $0               $0              $0               $0              $0
------------------------------------------------------------------------------------------------------------------
2.     STATE                              ($164)              $0              $0               $0           ($164)
------------------------------------------------------------------------------------------------------------------
3.     LOCAL                                 $0               $0              $0               $0              $0
------------------------------------------------------------------------------------------------------------------
4.     OTHER (ATTACH LIST)                   $0               $0              $0               $0              $0
------------------------------------------------------------------------------------------------------------------
5.     TOTAL TAXES PAYABLE                ($164)              $0              $0               $0           ($164)
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
6.     ACCOUNTS PAYABLE                    $250               $0              $0               $0            $250
------------------------------------------------------------------------------------------------------------------


------------------------------------------------
STATUS OF POSTPETITION TAXES                                              MONTH:  December 2000
                                                                                 ---------------------------------
------------------------------------------------------------------------------------------------------------------
                                                        BEGINNING        AMOUNT                           ENDING
                                                          TAX         WITHHELD AND/         AMOUNT          TAX
FEDERAL                                                 LIABILITY*      0R ACCRUED           PAID        LIABILITY
------------------------------------------------------------------------------------------------------------------
1.     WITHHOLDING**                                          $0              $0               $0              $0
------------------------------------------------------------------------------------------------------------------
2.     FICA-EMPLOYEE**                                        $0              $0               $0              $0
------------------------------------------------------------------------------------------------------------------
3.     FICA-EMPLOYER**                                        $0              $0               $0              $0
------------------------------------------------------------------------------------------------------------------
4.     UNEMPLOYMENT                                           $0              $0               $0              $0
------------------------------------------------------------------------------------------------------------------
5.     INCOME                                                 $0              $0               $0              $0
------------------------------------------------------------------------------------------------------------------
6.     OTHER (ATTACH LIST)                                    $0              $0               $0              $0
------------------------------------------------------------------------------------------------------------------
7.     TOTAL FEDERAL TAXES                                    $0              $0               $0              $0
------------------------------------------------------------------------------------------------------------------
STATE AND LOCAL
------------------------------------------------------------------------------------------------------------------
8.     WITHHOLDING                                            $0              $0               $0              $0
------------------------------------------------------------------------------------------------------------------
9.     SALES                                               ($164)             $0               $0           ($164)
------------------------------------------------------------------------------------------------------------------
10.    EXCISE                                                 $0              $0               $0              $0
------------------------------------------------------------------------------------------------------------------
11.    UNEMPLOYMENT                                           $0              $0               $0              $0
------------------------------------------------------------------------------------------------------------------
12.    REAL PROPERTY                                          $0              $0               $0              $0
------------------------------------------------------------------------------------------------------------------
13.    PERSONAL PROPERTY                                      $0              $0               $0              $0
------------------------------------------------------------------------------------------------------------------
14.    OTHER (ATTACH LIST)                                    $0              $0               $0              $0
------------------------------------------------------------------------------------------------------------------
15.    TOTAL STATE & LOCAL                                 ($164)             $0               $0           ($164)
------------------------------------------------------------------------------------------------------------------
16.    TOTAL TAXES                                         ($164)             $0               $0           ($164)
------------------------------------------------------------------------------------------------------------------

* The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

                                                        MONTHLY OPERATING REPORT

--------------------------------------
CASE NAME: LONGHORN SOLUTIONS, INC.                     ACCRUAL BASIS-5
--------------------------------------
CASE NUMBER: 400-42147-BJH-11                           02/13/95, RWD, 2/96
--------------------------------------


The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.


                                                      MONTH:   December 2000
                                                             ------------------
-------------------------------------------
BANK RECONCILIATIONS
                                              Account #1        Account #2       Account #3
----------------------------------------------------------------------------------------------------------------
A.     BANK:                                   Bank One         Mid-Cities
-----------------------------------------------------------------------------------------------
B.      ACCOUNT NUMBER:                       1586267807          4235800                           TOTAL
-----------------------------------------------------------------------------------------------
C.      PURPOSE (TYPE):                  Operating-Closed 11/00  Operating - Closed 5/00
----------------------------------------------------------------------------------------------------------------
1.     BALANCE PER BANK STATEMENT                 $0                      $0                               $0
----------------------------------------------------------------------------------------------------------------
2.     ADD: TOTAL DEPOSITS NOT CREDITED           $0                      $0                               $0
----------------------------------------------------------------------------------------------------------------
3.     SUBTRACT: OUTSTANDING CHECKS               $0                      $0                               $0
----------------------------------------------------------------------------------------------------------------
4.     OTHER RECONCILING ITEMS                    $0                      $0                               $0
----------------------------------------------------------------------------------------------------------------
5.     MONTH END BALANCE PER BOOKS                $0                      $0              $0               $0
----------------------------------------------------------------------------------------------------------------
6.     NUMBER OF LAST CHECK WRITTEN           account closed         account closed
----------------------------------------------------------------------------------------------------------------

-------------------------------------------
INVESTMENT ACCOUNTS
----------------------------------------------------------------------------------------------------------------
                                                DATE OF           TYPE OF         PURCHASE         CURRENT
BANK, ACCOUNT NAME & NUMBER                    PURCHASE         INSTRUMENT          PRICE           VALUE
----------------------------------------------------------------------------------------------------------------
7.     N/A
----------------------------------------------------------------------------------------------------------------
8.     N/A
----------------------------------------------------------------------------------------------------------------
9.     N/A
----------------------------------------------------------------------------------------------------------------
10.    N/A
----------------------------------------------------------------------------------------------------------------
11.    TOTAL INVESTMENTS                                                                    $0               $0
----------------------------------------------------------------------------------------------------------------

-------------------------------------------
CASH
----------------------------------------------------------------------------------------------------------------
12.    CURRENCY ON HAND                                                                                      $0
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
13.    TOTAL CASH - END OF MONTH                                                                             $0
----------------------------------------------------------------------------------------------------------------

                                                        MONTHLY OPERATING REPORT


-------------------------------------
CASE NAME: LONGHORN SOLUTIONS, INC.                     ACCRUAL BASIS-6
-------------------------------------
CASE NUMBER: 400-42147-BJH-11                           02/13/95, RWD, 2/96
-------------------------------------

                                                            MONTH: December 2000
                                                                   -------------

------------------------------------------------------
PAYMENTS TO INSIDERS AND PROFESSIONALS
------------------------------------------------------

OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY CODE) AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.

--------------------------------------------------------------------
                             INSIDERS
--------------------------------------------------------------------
                           TYPE OF         AMOUNT      TOTAL PAID
          NAME             PAYMENT          PAID         TO DATE
--------------------------------------------------------------------
1.   Mary Phillips     Salary                      $0       $68,750
--------------------------------------------------------------------
2.
--------------------------------------------------------------------
3.
--------------------------------------------------------------------
4.
--------------------------------------------------------------------
5.
--------------------------------------------------------------------
6.   TOTAL PAYMENTS
     TO INSIDERS                                   $0       $68,750
--------------------------------------------------------------------


------------------------------------------------------------------------------------------------
                                  PROFESSIONALS
------------------------------------------------------------------------------------------------
                        DATE OF COURT                                                 TOTAL
                       ORDER AUTHORIZING   AMOUNT        AMOUNT      TOTAL PAID     INCURRED
            NAME           PAYMENT        APPROVED        PAID         TO DATE      & UNPAID*
------------------------------------------------------------------------------------------------
1.   N/A
------------------------------------------------------------------------------------------------
2.   N/A
------------------------------------------------------------------------------------------------
3.   N/A
------------------------------------------------------------------------------------------------
4.   N/A
------------------------------------------------------------------------------------------------
5.   N/A
------------------------------------------------------------------------------------------------
6.   TOTAL PAYMENTS
     TO PROFESSIONALS                         $0            $0            $0            $0
------------------------------------------------------------------------------------------------

* INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED

--------------------------------------------------------------------------------
POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE
PROTECTION PAYMENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                          SCHEDULED      AMOUNTS
                                           MONTHLY        PAID          TOTAL
                                          PAYMENTS       DURING        UNPAID
           NAME OF CREDITOR                  DUE          MONTH     POSTPETITION
--------------------------------------------------------------------------------
1.   N/A
--------------------------------------------------------------------------------
2.   N/A
--------------------------------------------------------------------------------
3.   N/A
--------------------------------------------------------------------------------
4.   N/A
--------------------------------------------------------------------------------
5.   N/A
--------------------------------------------------------------------------------
6.   TOTAL                                    $0            $0            $0
--------------------------------------------------------------------------------

                                                        MONTHLY OPERATING REPORT

--------------------------------------
CASE NAME: LONGHORN SOLUTIONS, INC.                     ACCRUAL BASIS-7
--------------------------------------

--------------------------------------
CASE NUMBER: 400-42147-BJH-11                           02/13/95, RWD, 2/96
--------------------------------------

                                                        MONTH: December 2000
                                                               ---------------

------------------------------------
QUESTIONNAIRE
--------------------------------------------------------------------------------
                                                               YES          NO
--------------------------------------------------------------------------------
1.    HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE
      THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?      X
--------------------------------------------------------------------------------
2.    HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT
      OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?                            X
--------------------------------------------------------------------------------
3.    ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR
      LOANS) DUE FROM RELATED PARTIES?                                      X
--------------------------------------------------------------------------------
4.    HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES
      THIS REPORTING PERIOD?                                                X
--------------------------------------------------------------------------------
5.    HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE
      DEBTOR FROM ANY PARTY?                                                X
--------------------------------------------------------------------------------
6.    ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?                          X
--------------------------------------------------------------------------------
7.    ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES
      PAST DUE?                                                             X
--------------------------------------------------------------------------------
8.    ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?                      X
--------------------------------------------------------------------------------
9.    ARE ANY OTHER POSTPETITION TAXES PAST DUE?                            X
--------------------------------------------------------------------------------
10.   ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS
      DELINQUENT?                                                           X
--------------------------------------------------------------------------------
11.   HAVE ANY PREPETITION TAXES BEEN PAID DURING THE
      REPORTING PERIOD?                                                     X
--------------------------------------------------------------------------------
12.   ARE ANY WAGE PAYMENTS PAST DUE?                                       X
--------------------------------------------------------------------------------

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.
#1 All furniture, fixtures and computer equipment were sold to a third party for $47,000 when this company ceased operations. These funds will be remitted to Wells Fargo Bank under Bankruptcy court orders.
--------------------------------------------------------------------------------

------------------------------------
INSURANCE
--------------------------------------------------------------------------------
                                                               YES          NO
--------------------------------------------------------------------------------
1.    ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER
      NECESSARY INSURANCE COVERAGES IN EFFECT?                  X
--------------------------------------------------------------------------------
2.    ARE ALL PREMIUM PAYMENTS PAID CURRENT?                    X
--------------------------------------------------------------------------------
3.    PLEASE ITEMIZE POLICIES BELOW.
--------------------------------------------------------------------------------

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES HAVE BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
                              INSTALLMENT PAYMENTS
-------------------------------------------------------------------------------------------------------
         TYPE OF                                                                   PAYMENT AMOUNT
         POLICY                CARRIER                 PERIOD COVERED               & FREQUENCY
-------------------------------------------------------------------------------------------------------
Property Insurance      CAN Transcontinental Ins. Co   9/12/00-9/11/01             1,723.00    Annual
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
      See Kitty Hawk, Inc. Case #400-42141
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------

------------------------------------
CASE NAME: LONGHORN SOLUTIONS, INC.                 FOOTNOTES SUPPLEMENT
------------------------------------

------------------------------------
CASE NUMBER: 400-42147-BJH-11                       ACCRUAL BASIS
------------------------------------

                                                    MONTH:       December 2000
                                                          ----------------------


------------------------------------------------------------------------------
ACCRUAL BASIS      LINE
 FORM NUMBER      NUMBER        FOOTNOTE / EXPLANATION
------------------------------------------------------------------------------

       3            12         All payroll is paid out of Kitty Hawk
                    13 Aircargo, Inc. (Case #400-42142) and allocated to the Company. Related payroll taxes are disbursed out of and reported at KH Aircargo.
--------------------------------------------------------------------------------
       6                       All Professional fees related to the
                                Reorganization of the Company are disbursed out of Kitty Hawk, Inc. (Parent Company). Refer to Case # 400-42141
--------------------------------------------------------------------------------
       7                       All other insurance plans related to the Company
                                are carried at Kitty Hawk, Inc. (Parent
                                Company). Refer to Case # 400-42141.
--------------------------------------------------------------------------------
      General                  Operations of this entity ceased
                                October 12, 2000. Costs incurred are final
                                closing relating items.
--------------------------------------------------------------------------------

CASE NAME: LONGHORN SOLUTIONS, INC.

CASE NUMBER: 400-42147-BJH-11

DETAILS OF OTHER ITEMS


ACCRUAL BASIS-1                                  December 2000


8.   OTHER (ATTACH LIST)                                 $ 756,038 Reported
                                            -----------------------
        Intercompany Receivables                           716,373
        Deferred Taxes                                      36,717
        Security Deposit                                     2,948
                                            -----------------------
                                                           756,038 Detail
                                            -----------------------
                                                                 - Difference

14.  OTHER ASSETS - NET OF
     AMORTIZATION (ATTACH LIST)                         $2,723,098 Reported
                                            -----------------------
        Software knowledge                               3,397,988
        Accum Amortization                                (674,890)
                                            -----------------------
                                                         2,723,098 Detail
                                            -----------------------
                                                                 - Difference

27.  OTHER (ATTACH LIST)                               $ 1,225,717 Reported
                                            -----------------------
        Accrued income taxes                               (71,204)
        Deferred income tax expense                      1,296,921
                                            -----------------------
                                                         1,225,717 Detail
                                            -----------------------
                                                                 - Difference

ACCRUAL BASIS-2

17.  NON-OPERATING EXPENSE (ATT. LIST)                    $ 50,322 Reported
                                            -----------------------
        Loss on sale of assets                              50,322 Detail
                                            -----------------------
                                                                 - Difference


21.  OTHER (ATTACH LIST)                                 $ (50,572)Reported
                                            -----------------------
        Allocate loss to parent company                    (50,572)Detail
                                            -----------------------
                                                                 - Difference